Eaton Corporation
2005 Annual Report on Form 10-K
Item 15(b)
Exhibit 23
Consent of Independent Registered Public Accounting Firm
We consent to the incorporation by reference in the following Registration Statements and related Prospectuses of our reports dated February 10, 2006, with respect to the consolidated financial statements of Eaton Corporation, Eaton Corporation management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting of Eaton Corporation, included in this Annual Report (Form 10-K) for the year ended December 31, 2005:

Registration
Number	Description	Filing Date
333-130318	Eaton Corporation – Form S-3 Automatic Shelf Registration Statement	December 14, 2005

333-129602	Eaton Corporation Shareholder Dividend Reinvestment Plan – Form S-3 Registration Statement – 75,000 Shares	November 9, 2005

333-125836	Eaton Savings Plan – Form S-8 Registration Statement – 9,000,000 Shares	June 15, 2005

333-124129	Eaton Corporation Incentive Compensation Deferral Plan II – Form S-8 Registration Statement – 400,000 Shares	April 18, 2005

333-124128	Eaton Corporation Deferred Incentive Compensation Plan II — Form S-8 Registration Statement – 750,000 Shares	April 18, 2005

333-124127	2005 Non-Employee Director Fee Deferral Plan – Form S-8 Registration Statement – 30,000 Shares	April 18, 2005

333-116974	Eaton Corporation Deferred Incentive Compensation Plan – Form S-8 Registration Statement – 750,000 Shares	June 29, 2004

333-116970	Eaton Corporation 2004 Stock Plan – Form S-8 Registration Statement – 7,000,000 Shares	June 29, 2004

333-106764	Eaton Corporation – Form S-3 Registration Statement — $250,000,000 of Debt Securities, Debt Warrants, Preferred Shares and Common Shares	July 2, 2003

333-105786	Eaton Corporation – Form S-3 Registration Statement – $47,850,000 of Common Shares	June 3, 2003

333-104366	1996 Non-Employee Director Fee Deferral Plan – Form S-8 Registration Statement	April 8, 2003

333-104367	Eaton Savings Plan – Form S-8 Registration Statement – 5,000,000 Shares	April 8, 2003

333-97365	Eaton Corporation Incentive Compensation Deferral Plan – Form S-8 Registration Statement	July 30, 2002

333-97373	Cutler-Hammer de Puerto Rico Inc. Retirement Savings Plan – Form S-8 Registration Statement	July 30, 2002

333-97371	Eaton Corporation 2002 Stock Plan – Form S-8 Registration Statement	July 30, 2002

333-43876	Eaton Corporation 401(k) Savings Plan – Form S-8 Registration Statement – 500,000 Shares	August 16, 2000

333-35946	Deferred Incentive Compensation Plan – Form S-8 Registration Statement – 375,000 Shares	May 1, 2000

333-86389	Eaton Corporation Executive Strategic Incentive Plan – Form S-8 Registration Statement	September 2, 1999

333-77245	Eaton Corporation 401(k) Savings Plan – Form S-8 Registration Statement	April 28, 1999

Registration
Number	Description	Filing Date
333-77243	Eaton Corporation Share Purchase and Investment Plan – Form S-8 Registration Statement	April 28, 1999

333-74355	Eaton Corporation $1,400,000,000 of Debt Securities, Debt Warrants, Common Shares and Preferred Shares — Form S-3 Registration Statement (Including Post-Effective Amendment No. 1 filed on April 23, 1999 and Amendment No. 2 filed on May 11, 1999)	March 12, 1999

333-62375	Eaton Corporation 1998 Stock Plan – Form S-8 Registration Statement	August 27, 1998

333-62373	Eaton Holding Limited U.K. Savings – Related Share Option Scheme [1998] – Form S-8 Registration Statement	August 27, 1998

333-35697	Cutler-Hammer de Puerto Rico Company Retirement Savings Plan – Form S-8 Registration Statement	September 16, 1997

333-28869	Eaton 401(k) Savings Plan and Trust – Form S-8 Registration Statement	June 10, 1997

333-23539	Eaton Non-Employee Director Fee Deferral Plan – Form S-8 Registration Statement	March 18, 1997

333-22597	Eaton Incentive Compensation Deferral Plan – Form S-8 Registration Statement	March 13, 1997

333-03599	Eaton Corporation Share Purchase and Investment Plan – Form S-8 Registration Statement	May 13, 1996

333-01365	Eaton Corporation Incentive Compensation Deferral Plan – Form S-3 Registration Statement	March 1, 1996

33-64201	Eaton Corporation $120,837,500 of Debt Securities and Debt Warrants – Form S-3 Registration Statement	November 14, 1995

33-60907	Eaton 1995 Stock Plan – Form S-8 Registration Statement	July 7, 1995

33-52333	Eaton Corporation $600,000,000 of Debt Securities, Debt Warrants, Common Shares and Preferred Shares – Form S-3 Registration Statement	February 18, 1994

33-49393& 33-12842	Eaton Corporation Stock Option Plans – Form S-8 Registration Statement	March 9, 1993

/s/ Ernst & Young LLP Ernst & Young LLP

Cleveland, Ohio
March 7, 2006